Prepayment, Deposits and Other Receivables	12 Months Ended
Jun. 30, 2025
Prepayment, deposits and other receivables [Abstract]
Prepayment, Deposits and Other Receivables

Note 5 — Prepayment, deposits and other receivables

Prepayment, deposits and other receivables included the following:

	As of June 30,
	2024	2025
	HKD	HKD	US$
Prepayment	$268,156	$874,014	$111,341
Deposits	77,600	77,600	9,885
Other receivables	-	17,088	2,177
Total prepayment, deposits and other receivables	$345,756	$968,702	$123,403

Deposits include deposits to utilities companies such as telecommunication and electricity companies and to landlord for the office. Prepayment represented the advance payment to suppliers and vendors and for the legal and professional services in relation to the potential follow on offering and equity incentive plan. Other receivables represented the receivable of bank interest income.